UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              FORM 8-K
                             CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 31, 2008

          Boston Financial Qualified Housing Tax Credits L.P. II

           (Exact name of registrant as specified in its charter)

    Massachusetts                   0-19765                 04-3044617
(State or other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                       Identification No.)

                            101 Arch Street
                      Boston, Massachusetts 02110-1106
              (Address of principal executive offices)(Zip Code)

   Registrant's telephone number, including area code: (617) 439-3911




    ----------------------------------------------------------------------

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:


 |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 of the Exchange Act
 |_| Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act |_| Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

 Item 2.01 Completion of Acquisition or Disposition of Assets.

 On December 31, 2008, in exchange for $100,000, the registrant completed the disposition of its Local Limited Partnership Interest in Wayne Apartments Project Limited Partnership located in Boston, Massachusetts, its only remaining non-cash asset.

 Pursuant to the terms of the Amended and Restated Agreement of Limited Partnership, dated as of June 17, 1988, governing the registrant (the
"Partnership Agreement"), this sale and disposition of assets triggered a dissolution event under the Partnership Agreement.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. II (Registrant)

                          By: Arch Street, Inc., its Managing General Partner

Date: February 13, 2009       By:  /s/  Michael H. Gladstone
                                      _______________________
                                        Michael H. Gladstone
                                        Vice President and Clerk